Separation and Merger Transaction	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Separation and Merger Transaction
Separation and Merger Transaction
On January, 28, 2013, the Company completed the previously announced separation of its commodity chemicals business and merger of its wholly-owned subsidiary, Eagle Spinco Inc., with a subsidiary of Georgia Gulf Corporation in a tax efficient Reverse Morris Trust transaction (the “Transaction”). Pursuant to the merger, Eagle Spinco, the entity holding PPG's former commodity chemicals business, is now a wholly-owned subsidiary of Georgia Gulf. The closing of the merger followed the expiration of the related exchange offer and the satisfaction of certain other conditions. The combined company formed by uniting Georgia Gulf with PPG's former commodity chemicals business is named Axiall Corporation (“Axiall”). PPG holds no ownership interest in Axiall. PPG received the necessary ruling from the Internal Revenue Service and as a result this Transaction was generally tax free to PPG and its shareholders.
Under the terms of the exchange offer, 35,249,104 shares of Eagle Spinco common stock were available for distribution in exchange for shares of PPG common stock accepted in the offer. Following the merger, each share of Eagle Spinco common stock automatically converted into the right to receive one share of Axiall Corporation common stock. Accordingly, PPG shareholders who tendered their shares of PPG common stock as part of this offer received 3.2562 shares of Axiall common stock for each share of PPG common stock accepted for exchange. PPG was able to accept the maximum of 10,825,227 shares of PPG common stock for exchange in the offer, and thereby, reduced its outstanding shares by approximately 7%.
Under the terms of the Transaction, PPG received $900 million of cash and 35.2 million shares of Axiall common stock (market value of $1.8 billion on January 25, 2013) which was distributed to PPG shareholders by the exchange offer as described above. The cash consideration is subject to customary post-closing adjustment, including a working capital adjustment. In the Transaction, PPG transferred environmental remediation liabilities, defined benefit pension plan assets and liabilities and other post-employment benefit liabilities related to the commodity chemicals business to Axiall. PPG will report a gain on the Transaction reflecting the excess of the sum of the cash proceeds received and the cost (closing stock price on January 25, 2013) of the PPG shares tendered and accepted in the exchange for the 35.2 million shares of Axiall common stock over the net book value of the net assets of PPG's former commodity chemicals business. The Transaction will also result in a net partial settlement loss associated with the spin out and termination of defined benefit pension liabilities and the transfer of other post-retirement benefit liabilities under the terms of the Transaction. During 2012, the Company incurred $21 million of pretax expense, primarily for professional services, related to the Transaction. Additional Transaction-related expenses will be incurred in 2013.
The results of operations and cash flows of PPG's former commodity chemicals business for January 2013 and the net gain on the Transaction are reported as "Income from discontinued operations, net of tax" for the quarter ending March 31, 2013. In prior periods presented, the results of operations and cash flows of PPG's former commodity chemicals business were reclassified from continuing operations and presented as "Income from discontinued operations, net of tax" and cash flows from discontinued operations, respectively.
PPG will provide Axiall with certain transition services for up to 24 months following the closing date of the Transaction. These services include logistics, purchasing, finance, information technology, human resources, tax and payroll processing.
Net sales and earnings from discontinued operations are presented in the table below for the years ended December 31, 2012, 2011 and 2010:

	Year-ended
Millions	2012	2011	2010
Net sales	$1,688	$1,732	$1,434
Income before income taxes	$345	$376	$187
Income tax expense	$117	$126	$68
Income from discontinued operations, net of tax	$228	$250	$119
Less: Net income attributable to non-controlling interests, discontinued operations	$(13)	$(13)	$(8)
Net income from discontinued operations (attributable to PPG)	$215	$237	$111

Income from operations for the year ended December 31, 2012, 2011 and 2010 is $27 million lower, $6 million higher and $2 million lower, respectively, than segment earnings for the PPG Commodity Chemicals segment reported for these periods. These differences are due to the inclusion of certain gains, losses and expenses associated with the chlor-alkali and derivatives business that were not reported in the PPG Commodity Chemicals segment earnings in accordance with the accounting guidance on segment reporting. During 2012, $21 million of business separation costs are included within "Income from discontinued operations, net".
The major classes of assets and liabilities of the commodity chemicals business included in the PPG balance sheet at December 31, 2012 and 2011, respectively were as follows:

	December 31,	December 31,
Millions	2012	2011
Cash	$29	$31
Receivables	245	224
Inventory	76	56
Other current assets	23	23
Property, plant, and equipment	380	365
Goodwill	6	6
Other non-current assets	29	26
Total assets of the commodity chemicals business	$788	$731
Accounts payable	(100)	(116)
Other current liabilities	(91)	(101)
Accrued pensions and other post-retirement benefits	(233)	(247)
Environmental contingencies	(31)	(29)
Other long-term liabilities	(59)	(44)
Noncontrolling interests	$(18)	$(17)
Net assets of the commodity chemicals business	$256	$177
The total assets of the commodity chemicals business presented above are $50 million and $41 million higher than the assets of the PPG Commodity Chemicals segment reported at December 31, 2012 and 2011 principally due to the inclusion of cash and deferred tax assets which were included in corporate assets for PPG segment reporting. Segment assets are the total assets used in the operation of the segments.